CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying amended Quarterly Report on Form 10-QSB of Service Air Group, Inc. for the quarter ended June 30, 2007, I, Mohammad Sultan, Chief Executive Officer and Chief Financial Officer of Service Air Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such amended Quarterly Report of Form 10-QSB for the period ended June 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such amendedQuarterly Report on Form 10-QSB for the period ended June 30, 2007, fairly represents in all material respects, the financial condition and results of operations of Service Air Group, Inc.

By:	/s/ Mohammad Sultan Mohammad Sultan Chief Executive Officer and Chief Financial Officer

Dated:  August 17, 2007